THE FBR FUNDS

Equity Funds

SUPPLEMENT DATED NOVEMBER 28, 2006
TO THE PROSPECTUS DATED FEBRUARY 28, 2006

This supplement to the Prospectus dated February 28, 2006, as supplemented July 1, 2006, for The FBR Funds, Equity Funds, updates certain information in the Prospectus as described below.  For further information, please contact the Funds toll-free at 1.888.888.0025.

FBR Small Cap Fund Re-Opening

            The FBR Small Cap Fund has been closed to new investors since October 1, 2004.  The Board of Trustees of the Fund has recently voted to re-open the Fund to new investors effective January 2, 2007.  All references to the Fund being closed to new investors are hereby deleted from the Prospectus effective January 2, 2007.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.